Exhibit 99.1

APPLIED MATERIALS, INC.
SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

In connection with this annual report on Form 10-K of Applied Materials, Inc. for the period ended October 27, 2002, I, James C. Morgan, Chairman and Chief Executive Officer of Applied Materials, Inc., hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1. this Form 10-K for the period ended October 27, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in this Form 10-K for the period ended October 27, 2002 fairly presents, in all material respects, the financial condition and results of operations of Applied Materials, Inc.

Date: January 23, 2003

/s/ JAMES C. MORGAN

James C. Morgan
Chairman and Chief Executive Officer